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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                               September 28, 2007

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                               KODIAK ENERGY, INC.
               (Exact name of registrant as specified in charter)

                                    DELAWARE
         (State or other Jurisdiction of Incorporation or Organization)


       333-38558          734 7th Avenue S.W. Calgary,           65-0967706
                                AB T2P 3P8  Canada
   (Commission File      (Address of Principal Executive       (IRS Employer
       Number)                Offices and zip code)          Identification No.)

                                 (403) 262-8044
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
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         Information  included  in this  Form  8-K may  contain  forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future  results,  performance  or  achievements  expressed  or  implied  by  any
forward-looking   statements.    Forward-looking   statements,   which   involve
assumptions   and  describe  the   Company's   future  plans,   strategies   and
expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable
laws,   the  Company   undertakes   no   obligation   to  update   publicly  any
forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 1.01 Entry into a Material Definitive Agreement.

         On September 28, 2007, Kodiak Energy, Inc. ("Company") entered into a Purchase and Sale Agreement ("Purchase Agreement") with Thunder River Energy Inc., a body corporate, registered to carry on business in the Province of Alberta ("Thunder"), and CIMA Holdings Inc., a New Mexico Corporation ("CIMA"), to acquire specified petroleum and natural gas assets in the Northwest Territories, Canada and New Mexico. The purchase price for all the assets will be an aggregate of up to $27,000,000. The purchase price is payable as follows:
(i) $100,000 by way of deposit previously paid, (ii) $900,000 payable to Thunder at closing, (iii) the issuance to Thunder of 7,000,000 shares of common stock of the Company at closing, and (iv) the issuance of up to a further 6,000,000 shares of common stock of the Company from time to time on the completion of various milestones set forth in the Purchase Agreement. The purchase price is subject to audit adjustments made prior to 90 days after the closing date.

         The petroleum and natural gas rights representing the assets include a 43% working interest in an exploration license in the Northwest Territories, Canada, all the petroleum and natural gas rights in approximately 55,000 acres of New Mexico, United States, a 6.25% ownership interest of 84Km of seismic data, and all the vendors' records, files and documents directly relating to the assets.

         The parties have provided mutual indemnification for all losses, costs, claims, damages, expenses and liabilities resulting from or arising out of any breach of the representations and warranties. Claims must be made within two years of the closing date. With respect to environmental condition of the assets, the Company is acquiring the assets on an "as is" basis, subject to the representations of Thunder in the Purchase Agreement.


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         The Company has  committed  to file a  registration  statement  for the
7,000,000 shares issued to Thunder within 45 days of the closing. The registration statement will be on Form SB-2. The registration statement may include other securities that the Company elects to include or is obligated to include.

Item 3.02.  Unregistered Sales of Equity Securities.

         In connection with the acquisition of certain petroleum and natural gas assets, the Company issued 7,000,000 shares as partial consideration under the acquisition agreement. See "Item 1.01 Entry into a Material Definitive Agreement" set forth above.

         On October 3, 2007, the Company sold 335,000 shares of common stock, for aggregate proceeds of $1,005,000 at a purchase price of $3.00 per share. The shares were sold on the basis that the Company would provide the purchaser a Canadian tax flow through advantage. All the common stock sold in the offering has the same governance and other rights as the currently outstanding common stock of the Company. The offering was made exclusively outside the United States in an offering that qualified under Regulation S, to investors in Canada which met certain sophisticated, institutional or local accredited investor standards, as applicable.

         The above sale of common stock was in addition to the sales of common stock previously reported upon in a Current Report dated September 28, 2007, and filed on September 28, 2007, in which the Company raised gross proceeds of $12,490,000.

         Research Capital Corporation ("Research") acted as the exclusive placement agent. Research was paid fees and commissions which in the aggregate totaled 8.0% of the gross proceeds to the Company in offering, or approximately $80,400. Research was also granted warrants to purchase, until April 3, 2009, 26,800 shares of common stock at a purchase price of US$3.00 per share. Research was granted an over-allotment option to sell additional common stock and the shares reported upon in this Form 8-K report were sold under that agreement.

         The Company is not committed to register the shares for resale in the United States under the federal or state securities laws. All the shares issued in the offering and issuable to Research will be subject to a four month sale restriction period. All securities sold in the offering and issued to Research will be restricted from resale in the United States unless pursuant to a registration statement under the Securities Act of 1933 or an available exemption therefrom, and compliance with applicable state securities laws.

Item 8.01 Other Events.

         Pursuant to the requirements of being a registered company in Canada, the Company filed a material change report on SEDAR in which it described certain aspects of a resource evaluation report prepared by Chapman Petroleum Engineering Ltd. The report evaluated two prospects of the Company located in the Northwest Territories, Canada. The report covered expected costs for exploration, probability of success and possible values for the prospects. This report is required for Canadian law purposes and is not made available in the United States. The Company advises investors that although certain terms, including "prospective resources" are used in the report, these terms are recognized and required by Canadian securities regulations (under National


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Instrument  51-101 Standards of Disclosure for Oil and Gas Activities),  but the
US Securities and Exchange Commission does not recognize these terms. Investors are cautioned not to assume that any part or all of the resources in the category will ever be converted into reserves. In addition, "prospective resources" have a great amount of uncertainty as to their existence, and economic and legal feasibility. It cannot be assumed that any part of a prospective resource will ever be upgraded to a higher category. Under Canadian rules, estimates of prospective resources may not form the basis of feasibility or pre-feasibility studies, or economic studies except for a "preliminary assessment" as defined under National Instrument 51-101. Under United States rules, investors are cautioned not to assume that part or all of a prospective resource exists, or is economically or legally recoverable.

Item 9.01 Financial Statements and Exhibits.

(a)      Financial statements of business acquired.
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                      Not applicable

(b)      Pro forma financial information.
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                      Not applicable

(c)      Exhibits.
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                      Not applicable






















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                    KODIAK ENERGY, INC.
                                    (Registrant)



Date:  October 3, 2007              By: /s/ Bill Brimacombe
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                                        Bill Brimacombe, Chief Financial Officer
























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